UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04494
The Gabelli Asset Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Asset Fund
Annual Report
December 31, 2009

*       *       *       *
Mario Gabelli, CFA
Morningstar® rated The Gabelli Asset Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods and 3 stars for the ten year period ended December 31,
2009 among 369, 369, 303, and 152 Mid-Cap Blend funds, respectively.
Kevin Dreyer
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     In 2009, The Gabelli Asset Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 30.54% compared with an increase of 26.47% for the S&P 500 Index.
Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

     One year ago, the demand shock triggered by the September 2008 collapse of Lehman Brothers had just begun to ripple through the economy. Visibility was limited and the near term bleak. The economy and the stock market were stuck in a negative feedback loop that was broken only when Federal Reserve Chairman Ben Bernanke pledged to stave off deflation by “starting the printing press.” After bottoming at 666 on March 6, the S&P 500 staged a remarkable comeback, up 68% from this nadir.
     As governments formulated their rescue attempts, we noted two risks to the economy: one, that governments would do too little, leading to systemic collapse and a deflationary downward spiral, or two, that they would do too much, igniting inflation. We see growing evidence on a company by company and industry by industry basis that asset prices have stabilized and that growth is returning. With this backdrop, it appears that risk is weighted toward governments doing too much. Ben Bernanke may have proven himself the true “maestro” in providing the liquidity to prevent the economy from falling into the abyss, but withdrawing this liquidity without stalling the recovery may be a more demanding task.
     Holdings that contributed positively to performance in 2009 were Cablevision Systems Corp. (2.4% of net assets as of December 31, 2009), Precision Castparts Corp. (1.5%), Flowserve Corp. (1.4%), Greif Inc. (1.0%), and American Express Co. (0.8%). Some of our weaker performing stocks during the year were The Procter & Gamble Co. (1.4%), Wells Fargo & Co. (0.8%), and Vivendi (0.8%).

Sincerely yours,

Bruce N. Alpert
February 19, 2010	President
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
GABELLI ASSET FUND CLASS AAA SHARES AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

														Since
														Inception
	Quarter		1 Year		3 Year		5 Year		10 Year	15 Year		20 Year		(3/3/86)
Gabelli Asset Fund Class AAA	5.72%		30.54%		(2.85)%		3.13%		4.05%	10.27%		10.06%		11.96%
S&P 500 Index	6.04		26.47		(5.62)		0.42		(0.95)	8.04		8.20		9.44
Class A	5.73		30.54		(2.85)		3.13		4.05	10.27		10.06		11.96
	(0.35	)(b)	23.03	(b)	(4.75	)(b)	1.91	(b)	3.44 (b)	9.83	(b)	9.73	(b)	11.67	(b)
Class B	5.51		29.53		(3.62)		2.34		3.57	9.93		9.81		11.74
	0.51	(c)	24.53	(c)	(4.60	)(c)	1.97	(c)	3.57	9.93		9.81		11.74
Class C	5.52		29.64		(3.56)		2.37		3.59	9.94		9.81		11.75
	4.52	(d)	28.64	(d)	(3.56)		2.37		3.59	9.94		9.81		11.75
Class I	5.81		30.89		(2.69)		3.23		4.10	10.31		10.09		11.98
In the current prospectus, the expense ratios for Class AAA, A, B, C, and I Shares are 1.38%, 1.38%, 2.13%, 2.13%, and 1.13%, respectively. See page 16 for the expense ratios for the year ended December 31, 2009. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.
(b)	Includes the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, one year, three year, and five year periods of 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

The Gabelli Asset Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2009 through December 31, 2009	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/09	12/31/09	Ratio	Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$1,245.50	1.38%	$7.81
Class A	$1,000.00	$1,245.60	1.38%	$7.81
Class B	$1,000.00	$1,240.50	2.12%	$11.97
Class C	$1,000.00	$1,240.80	2.13%	$12.03
Class I	$1,000.00	$1,247.20	1.13%	$6.40
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.38%	$7.02
Class A	$1,000.00	$1,018.25	1.38%	$7.02
Class B	$1,000.00	$1,014.52	2.12%	$10.76
Class C	$1,000.00	$1,014.47	2.13%	$10.82
Class I	$1,000.00	$1,019.51	1.13%	$5.75

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2009:
The Gabelli Asset Fund

Food and Beverage	13.2%
Energy and Utilities	8.4%
Cable and Satellite	8.0%
Equipment and Supplies	6.9%
Financial Services	6.8%
Diversified Industrial	5.6%
Consumer Products	5.3%
Entertainment	4.1%
Telecommunications	3.9%
Health Care	3.5%
Publishing	3.1%
Automotive: Parts and Accessories	3.0%
Machinery	3.0%
Aviation: Parts and Services	2.7%
Metals and Mining	2.6%
Retail	2.2%
Hotels and Gaming	1.9%
Environmental Services	1.5%
Electronics	1.4%
Business Services	1.4%
Communications Equipment	1.3%
Specialty Chemicals	1.3%
Aerospace	1.3%
Agriculture	1.2%
Broadcasting	1.1%
Consumer Services	1.0%
Automotive	1.0%
Computer Software and Services	0.9%
Wireless Communications	0.9%
Transportation	0.5%
Real Estate	0.5%
U.S. Government Obligations	0.4%
Manufactured Housing and Recreational Vehicles	0.1%
Closed-End Funds	0.0%
Computer Hardware	0.0%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund
Schedule of Investments — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.6%
	Aerospace — 1.3%
107,000	Herley Industries Inc.†	$1,592,450	$1,486,230
12,000	Lockheed Martin Corp	354,600	904,200
45,000	Northrop Grumman Corp.	2,652,461	2,513,250
2,100,000	Rolls-Royce Group plc †	15,537,619	16,399,890
124,200,000	Rolls-Royce Group plc, Cl. C†	202,898	200,607
95,000	The Boeing Co	3,869,194	5,142,350

		24,209,222	26,646,527

	Agriculture — 1.2%
505,000	Archer-Daniels-Midland Co.	6,664,633	15,811,550
89,058	Monsanto Co	1,212,525	7,280,492
3,000	Potash Corp. of Saskatchewan Inc.	41,185	325,500
29,000	The Mosaic Co.	500,160	1,732,170

		8,418,503	25,149,712

	Automotive — 1.0%
50,000	Ford Motor Co.†	503,689	500,000
409,000	Navistar International Corp.†	7,571,010	15,807,850
101,250	PACCAR Inc.	522,021	3,672,338
3,400	Volkswagen AG	137,862	375,303

		8,734,582	20,355,491

	Automotive: Parts and Accessories — 3.0%
192,000	BorgWarner Inc.	1,888,822	6,378,240
238,000	CLARCOR Inc.	1,694,994	7,720,720
340,000	Dana Holding Corp.†	2,296,152	3,685,600
480,000	Genuine Parts Co.	11,539,085	18,220,800
400,000	Johnson Controls Inc.	3,607,831	10,896,000
174,000	Midas Inc. †	2,283,829	1,470,300
200,000	Modine Manufacturing Co. †	3,989,766	2,368,000
190,000	O’Reilly Automotive Inc. †	4,685,384	7,242,800
280,000	Standard Motor Products Inc. †	3,209,787	2,385,600
135,000	Superior Industries International Inc.	2,864,523	2,065,500
50,000	Tenneco Inc.†	319,198	886,500

		38,379,371	63,320,060

	Aviation: Parts and Services — 2.7%
900,000	BBA Aviation plc	2,067,205	2,384,029
480,000	Curtiss-Wright Corp.	3,268,726	15,033,600
600,000	GenCorp Inc. †	2,151,726	4,200,000
110,000	Kaman Corp.	1,534,270	2,539,900
299,000	Precision Castparts Corp.	3,597,952	32,994,650

		12,619,879	57,152,179

	Broadcasting — 1.1%
324,000	CBS Corp., Cl. A, Voting	3,489,315	4,552,200
20,000	Cogeco Inc.	381,659	548,453
26,666	Corus Entertainment Inc., Cl. B, New York	43,320	501,321
13,334	Corus Entertainment Inc., Cl. B, Toronto	21,662	253,076
100,000	Fisher Communications Inc.†	4,368,899	1,625,000
843	Granite Broadcasting Corp.†	69,109	0
230,000	Liberty Media Corp. — Capital, Cl. A†	732,557	5,492,400
89,000	Liberty Media Corp. — Starz, Cl. A†	694,551	4,107,350
330,000	LIN TV Corp., Cl. A†	3,899,177	1,471,800
10,000	Naspers Ltd., Cl. N	398,769	406,504
10,000	Sinclair Broadcast Group Inc., Cl. A†	68,547	40,300
400,000	Television Broadcasts Ltd.	1,815,551	1,926,897
190,000	Tokyo Broadcasting System Holdings Inc.	4,991,495	2,652,064

		20,974,611	23,577,365

	Business Services — 1.4%
28,000	ACCO Brands Corp.†	139,023	203,840
37,450	Ascent Media Corp., Cl. A†	648,128	956,098
100,000	Clear Channel Outdoor
	Holdings Inc., Cl. A†	1,235,367	1,039,000
194,000	Ecolab Inc.	1,829,540	8,648,520
64,000	Landauer Inc.	396,393	3,929,600
21,500	MasterCard Inc., Cl. A	838,500	5,503,570
100,000	Monster Worldwide Inc.†	2,437,383	1,740,000
3,000	The Brink’s Co.	88,863	73,020
870,000	The Interpublic Group of
	Companies Inc.†	7,742,003	6,420,600
18,000	Visa Inc., Cl. A	950,776	1,574,280

		16,305,976	30,088,528

	Cable and Satellite — 8.0%
1,990,000	Cablevision Systems Corp., Cl. A	5,836,119	51,381,800
185,000	Comcast Corp., Cl. A	2,761,455	3,119,100
50,000	Comcast Corp., Cl. A, Special	255,385	800,500
1,290,004	DIRECTV, Cl. A†	15,845,803	43,021,634
220,000	DISH Network Corp., Cl. A	5,316,658	4,569,400
37,540	EchoStar Corp., Cl. A†	1,122,178	756,056
320,096	Liberty Global Inc., Cl. A†	3,187,437	7,013,303
260,000	Liberty Global Inc., Cl. C†	2,801,037	5,681,000
1,145,000	Rogers Communications Inc., Cl. B, New York	6,155,770	35,495,000
See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
50,000	Rogers Communications Inc., Cl. B, Toronto	$229,821	$1,562,844
230,000	Scripps Networks Interactive Inc., Cl. A	6,939,568	9,545,000
120,000	Shaw Communications Inc., Cl. B	164,952	2,486,399
155,000	Shaw Communications Inc., Cl. B, Non-Voting	302,404	3,188,350
62,000	Time Warner Cable Inc.	2,646,755	2,566,180

		53,565,342	171,186,566

	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.	975,443	863,136

	Communications Equipment — 1.3%
540,000	Corning Inc.	3,919,315	10,427,400
175,000	Motorola Inc.†	1,730,769	1,358,000
200,000	Portugal Telecom SGPS SA	1,956,602	2,442,766
390,000	Thomas & Betts Corp.†	7,650,699	13,958,100

		15,257,385	28,186,266

	Computer Hardware — 0.0%
5,000	Wincor Nixdorf AG	302,584	341,543

	Computer Software and Services — 0.9%
48,182	AOL Inc.†	1,019,882	1,121,677
210,000	Diebold Inc.	7,416,295	5,974,500
8,000	eBay Inc.†	178,120	188,320
47,250	Fidelity National Information Services Inc.	728,179	1,107,540
100,000	NCR Corp.†	1,746,066	1,113,000
125,000	Rockwell Automation Inc.	4,826,269	5,872,500
270,000	Yahoo! Inc.†	8,645,454	4,530,600

		24,560,265	19,908,137

	Consumer Products — 5.3%
49,000	Alberto-Culver Co.	1,097,704	1,435,210
23,000	Altria Group Inc.	283,395	451,490
5,000	Chattem Inc.†	464,334	466,500
11,000	Christian Dior SA	307,335	1,131,585
252,000	Church & Dwight Co. Inc.	1,643,143	15,233,400
30,000	Clorox Co.	1,664,894	1,830,000
390,000	Eastman Kodak Co.†	3,340,009	1,645,800
266,000	Energizer Holdings Inc.†	4,878,165	16,300,480
120,000	Fortune Brands Inc.	2,579,905	5,184,000
3,400	Givaudan SA	1,182,809	2,716,516
35,000	Harley-Davidson Inc.	88,156	882,000
50,000	Kimberly-Clark Corp.	3,007,286	3,185,500
30,000	Mattel Inc.	541,500	599,400
28,000	National Presto Industries Inc.	895,343	3,058,440
12,000	Philip Morris International Inc.	261,102	578,280
50,000	Reckitt Benckiser Group plc	1,570,345	2,710,298
125,000	Sally Beauty Holdings Inc.†	1,001,483	956,250
55,000	Svenska Cellulosa AB, Cl. B	786,929	733,754
1,080,000	Swedish Match AB	11,869,341	23,684,177
10,000	Syratech Corp.†	2,000	301
476,000	The Procter & Gamble Co.	16,073,594	28,859,880
35,000	Wolverine World Wide Inc.	325,537	952,700

		53,864,309	112,595,961

	Consumer Services — 1.0%
3,000	Brink’s Home Security Holdings Inc.†	73,969	97,920
175,000	IAC/InterActiveCorp.†	1,901,881	3,584,000
430,000	Liberty Media Corp. — Interactive, Cl. A†	2,558,178	4,661,200
650,000	Rollins Inc.	3,375,689	12,532,000

		7,909,717	20,875,120

	Diversified Industrial — 5.6%
14,000	Acuity Brands Inc.	165,228	498,960
5,000	Anixter International Inc.†	45,044	235,500
75,403	Contax Participacoes SA, ADR	30,974	203,588
440,000	Cooper Industries plc	10,192,621	18,761,600
420,000	Crane Co.	6,547,351	12,860,400
110,000	Gardner Denver Inc.	901,088	4,680,500
377,100	Greif Inc., Cl. A	4,420,153	20,355,858
16,900	Greif Inc., Cl. B	841,825	847,535
435,000	Honeywell International Inc.	13,860,082	17,052,000
25,000	Ingersoll-Rand plc	503,796	893,500
575,000	ITT Corp.	9,116,823	28,600,500
230,000	Katy Industries Inc.†	1,297,343	402,500
300,000	Magnetek Inc.†	1,103,161	462,000
240,000	Myers Industries Inc.	1,460,520	2,184,000
52,000	Pentair Inc.	762,065	1,679,600
53,333	Smiths Group plc	880,170	873,492
160,000	Textron Inc.	1,241,296	3,009,600
110,000	Trinity Industries Inc.	916,097	1,918,400
115,000	Tyco International Ltd.	4,918,281	4,103,200

		59,203,918	119,622,733

	Electronics — 1.4%
9,000	Chemring Group plc	117,293	426,945
110,000	Intel Corp.	2,352,246	2,244,000
10,000	Kyocera Corp., ADR	328,538	885,500
390,000	LSI Corp.†	2,570,715	2,343,900
24,000	Molex Inc., Cl. A	655,086	459,120
5,000	Rovi Corp.†	83,250	159,350
43,000	Samsung Electronics Co. Ltd., GDR	8,070,951	15,050,000
See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
50,000	Sony Corp., ADR	$1,556,873	$1,450,000
215,000	Texas Instruments Inc.	5,388,255	5,602,900
65,000	Tyco Electronics Ltd.	1,957,812	1,595,750

		23,081,019	30,217,465

	Energy and Utilities — 8.4%
21,000	AGL Resources Inc.	392,229	765,870
150,000	Allegheny Energy Inc.	1,762,092	3,522,000
7,000	Anadarko Petroleum Corp.	445,945	436,940
235,000	BP plc, ADR	6,398,775	13,622,950
26,700	CH Energy Group Inc.	1,112,213	1,135,284
327,000	Chevron Corp.	12,496,861	25,175,730
350,000	ConocoPhillips	10,011,699	17,874,500
25,000	Constellation Energy Group Inc.	551,389	879,250
122,000	Devon Energy Corp.	1,673,036	8,967,000
5,000	Diamond Offshore Drilling Inc.	566,181	492,100
90,000	DPL Inc.	1,988,326	2,484,000
10,000	DTE Energy Co.	405,330	435,900
120,000	Duke Energy Corp.	1,341,896	2,065,200
20,000	Edison International	340,000	695,600
500,000	El Paso Corp.	4,324,186	4,915,000
240,000	El Paso Electric Co.†	3,007,363	4,867,200
100,000	EOG Resources Inc.	457,975	9,730,000
323,000	Exxon Mobil Corp.	7,724,649	22,025,370
15,000	FPL Group Inc.	689,035	792,300
100,000	Great Plains Energy Inc.	2,407,882	1,939,000
210,000	Halliburton Co.	6,487,444	6,318,900
130,000	Mirant Corp., Escrow† (a)	0	0
165,000	National Fuel Gas Co.	8,043,615	8,250,000
22,086	NiSource Inc.	475,953	339,683
175,000	Northeast Utilities	3,322,013	4,513,250
30,000	NSTAR	936,244	1,104,000
45,000	Oceaneering International Inc.†	1,944,964	2,633,400
500	PetroChina Co. Ltd., ADR	30,266	59,480
53,000	Petroleo Brasileiro SA, ADR	2,263,200	2,527,040
100,000	Progress Energy Inc., CVO†	52,000	15,000
230,000	Rowan Companies Inc.†	8,633,746	5,207,200
50,000	Royal Dutch Shell plc, Cl. A, ADR	2,980,580	3,005,500
129,100	SJW Corp.	2,122,183	2,913,787
260,000	Southwest Gas Corp.	4,582,147	7,417,800
270,000	Spectra Energy Corp.	6,018,182	5,537,700
100,000	The AES Corp.†	397,000	1,331,000
47,000	Transocean Ltd.†	3,688,199	3,891,600
135,000	Weatherford International Ltd.†	3,006,211	2,417,850

		113,081,009	180,304,384

	Entertainment — 4.1%
8,010	Chestnut Hill Ventures† (a)	218,000	270,177
370,000	Discovery Communications Inc., Cl. A†	3,423,996	11,347,900
370,000	Discovery Communications Inc., Cl. C†	2,390,337	9,812,400
35,000	DreamWorks Animation SKG Inc., Cl. A†	843,452	1,398,250
750,000	Grupo Televisa SA, ADR	7,957,615	15,570,000
1,600	Nintendo Co. Ltd.	496,491	378,633
150,000	Rank Group plc†	698,065	201,213
20,000	Regal Entertainment Group, Cl. A	283,108	288,800
545,001	Time Warner Inc.	13,780,814	15,881,329
500,000	Viacom Inc., Cl. A†	14,672,471	15,750,000
545,000	Vivendi	10,800,552	16,246,792
48,000	World Wrestling Entertainment Inc., Cl. A	464,933	735,840

		56,029,834	87,881,334

	Environmental Services — 1.5%
555,000	Republic Services Inc.	5,844,423	15,712,050
500,000	Waste Management Inc.	10,415,537	16,905,000

		16,259,960	32,617,050

	Equipment and Supplies — 6.9%
674,000	AMETEK Inc.	2,619,328	25,773,760
6,000	Amphenol Corp., Cl. A	23,162	277,080
100,000	CIRCOR International Inc.	982,474	2,518,000
145,000	Crown Holdings Inc.†	653,704	3,709,100
175,000	CTS Corp.	1,009,883	1,683,500
4,000	Danaher Corp.	70,641	300,800
400,000	Donaldson Co. Inc.	2,280,323	17,016,000
20,000	Fedders Corp.† (a)	32,625	0
327,000	Flowserve Corp.	4,432,666	30,911,310
200,000	Gerber Scientific Inc.†	1,896,612	1,010,000
226,000	GrafTech International Ltd.†	1,977,460	3,514,300
762,000	IDEX Corp.	2,863,178	23,736,300
140,000	Interpump Group SpA†	550,212	744,585
196,000	Lufkin Industries Inc.	1,774,311	14,347,200
70,000	Met-Pro Corp.	380,521	743,400
20,000	Sealed Air Corp.	168,679	437,200
2,000	SL Industries Inc.†	5,719	16,760
114,000	Tenaris SA, ADR	5,163,487	4,862,100
100,000	The Manitowoc Co. Inc.	240,518	997,000
100,000	The Weir Group plc	420,789	1,158,903
29,000	Valmont Industries Inc.	232,196	2,275,050
360,000	Watts Water Technologies Inc., Cl. A	4,184,192	11,131,200

		31,962,680	147,163,548

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services — 6.8%
15,500	Alleghany Corp.†	$2,580,237	$4,278,000
440,000	American Express Co.	10,065,035	17,828,800
16,000	Ameriprise Financial Inc.	473,522	621,120
32,000	Argo Group International Holdings Ltd.†	1,152,402	932,480
101,500	Artio Global Investors Inc.†	2,637,213	2,587,235
150,000	Bank of America Corp.	1,761,991	2,259,000
214	Berkshire Hathaway Inc., Cl. A†	818,098	21,228,800
73,000	BKF Capital Group Inc.†	536,361	67,890
15,000	Calamos Asset Management Inc., Cl. A	168,744	172,950
400,000	Citigroup Inc	2,030,101	1,324,000
20,000	Commerzbank AG†	351,446	168,729
102,400	Commerzbank AG, ADR†	2,085,420	865,280
150,000	Deutsche Bank AG	6,572,332	10,636,500
100,000	Federal National Mortgage Association†	74,990	118,000
36,000	Fortress Investment Group LLC, Cl. A†	356,532	160,200
110,000	H&R Block Inc.	1,807,491	2,488,200
10,000	HSBC Holdings plc, ADR	557,121	570,900
37,000	Interactive Brokers Group Inc., Cl. A†	807,055	655,640
310,000	Janus Capital Group Inc.	5,266,976	4,169,500
120,051	JPMorgan Chase & Co.	3,824,759	5,002,525
35,136	Kinnevik Investment AB, Cl. A	572,718	589,312
400,000	Legg Mason Inc.	13,956,947	12,064,000
75,000	Leucadia National Corp.†	655,691	1,784,250
60,000	Loews Corp.	2,674,749	2,181,000
30,000	M&T Bank Corp.	1,936,458	2,006,700
165,000	Marsh & McLennan Companies Inc.	4,885,451	3,643,200
165,000	NewAlliance Bancshares Inc.	2,405,210	1,981,650
52,000	PNC Financial Services Group Inc.	2,290,589	2,745,080
107,137	Popular Inc.	250,137	242,130
18,000	Royal Bank of Canada	951,185	963,900
85,000	State Street Corp.	661,975	3,700,900
20,000	SunTrust Banks, Inc.	424,879	405,800
60,000	T. Rowe Price Group Inc.	1,012,984	3,195,000
230,000	The Bank of New York Mellon Corp.	7,146,865	6,433,100
44,000	The Blackstone Group LP	809,118	577,280
7,000	The Goldman Sachs Group Inc.	1,026,484	1,181,880
30,000	The Travelers Companies Inc.	1,183,217	1,495,800
70,866	Tree.com Inc.†	509,902	648,424
19,000	Unitrin Inc.	498,464	418,950
8,500	Value Line Inc.	136,515	213,435
195,000	Waddell & Reed Financial Inc., Cl. A	4,253,908	5,955,300
642,000	Wells Fargo & Co.	19,350,465	17,327,580

		111,521,737	145,890,420

	Food and Beverage — 13.2%
345,000	Brown-Forman Corp., Cl. A	6,015,904	19,440,750
85,000	Brown-Forman Corp., Cl. B	1,986,156	4,553,450
145,000	Cadbury plc, ADR	6,722,864	7,451,550
150,000	Campbell Soup Co.	4,179,006	5,070,000
275,000	China Mengniu Dairy Co. Ltd.†	849,892	984,246
60,000	Coca-Cola Enterprises Inc.	1,176,706	1,272,000
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR	231,193	379,830
385,000	Constellation Brands Inc., Cl. A†	5,451,979	6,133,050
320,000	Corn Products International Inc.	3,901,984	9,353,600
330,000	Danone	15,786,749	20,261,622
355,000	Davide Campari — Milano SpA	3,483,537	3,712,495
200,000	Dean Foods Co.†	4,111,450	3,608,000
200,000	Del Monte Foods Co.	1,998,690	2,268,000
316,000	Diageo plc, ADR	11,802,992	21,933,560
2,000	Diamond Foods Inc.	46,909	71,080
165,000	Dr. Pepper Snapple Group Inc.	3,463,225	4,669,500
70,000	Farmer Brothers Co.	943,094	1,381,800
305,000	Flowers Foods Inc.	1,354,532	7,246,800
70,000	Fomento Economico Mexicano SAB de CV, ADR	2,406,448	3,351,600
312,000	General Mills Inc.	10,827,028	22,092,720
900,000	Grupo Bimbo SAB de CV, Cl. A	1,772,696	5,861,489
150,000	H.J. Heinz Co.	5,353,815	6,414,000
95,000	Heineken NV	4,504,518	4,530,262
210,000	ITO EN Ltd.	4,932,431	3,149,944
65,000	Kellogg Co.	1,736,200	3,458,000
82,000	Kerry Group plc, Cl. A	971,184	2,581,418
280,000	Kikkoman Corp.	3,330,395	3,409,245
105,000	Kraft Foods Inc., Cl. A	3,278,876	2,853,900
32,000	LVMH Moet Hennessy Louis Vuitton SA	1,117,034	3,595,567
10,000	MEIJI Holdings Co. Ltd.†	482,376	376,872
See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
210,000	Morinaga Milk Industry Co. Ltd.	$769,502	$827,508
90,000	Nestlé SA	1,868,526	4,367,538
220,000	NISSIN FOODS HOLDINGS CO. LTD	7,641,819	7,157,352
430,000	PepsiAmericas Inc.	5,749,287	12,581,800
158,000	PepsiCo Inc.	3,904,585	9,606,400
95,880	Pernod-Ricard SA	8,599,680	8,234,544
155,000	Ralcorp Holdings Inc.†	2,450,803	9,255,050
87,000	Remy Cointreau SA	5,150,225	4,440,608
320,000	The Coca-Cola Co.	13,144,998	18,240,000
10,000	The Hain Celestial Group Inc.†	141,134	170,100
98,000	The Hershey Co.	2,592,459	3,507,420
20,000	The J.M. Smucker Co.	547,733	1,235,000
172,777	Tootsie Roll Industries Inc.	2,005,289	4,730,634
285,000	Tyson Foods Inc., Cl. A	4,196,894	3,496,950
415,000	YAKULT HONSHA Co. Ltd.	11,126,329	12,521,072

		184,109,126	281,838,326

	Health Care — 3.5%
30,000	Abbott Laboratories	1,428,786	1,619,700
50,000	Allergan Inc.	2,338,454	3,150,500
44,000	Amgen Inc.†	203,194	2,489,080
75,000	AngioDynamics Inc.†	1,022,149	1,206,000
12,000	ArthroCare Corp.†	288,884	284,400
44,000	Baxter International Inc.	2,455,758	2,581,920
8,000	Becton, Dickinson and Co.	619,136	630,880
51,000	Biogen Idec Inc.†	810,124	2,728,500
215,000	Boston Scientific Corp.†	2,433,284	1,935,000
147,305	Bristol-Myers Squibb Co.	3,974,220	3,719,451
24,000	Cephalon Inc.†	1,391,698	1,497,840
15,000	Cepheid Inc.†	134,566	187,200
67,000	Chemed Corp.	1,081,042	3,213,990
32,000	CONMED Corp.†	640,430	729,600
15,000	Covidien plc	577,258	718,350
10,000	DENTSPLY International Inc.	190,509	351,700
65,000	Eli Lilly & Co.	2,964,336	2,321,150
45,600	Exactech Inc.†	700,539	789,336
40,000	Henry Schein Inc.†	1,091,829	2,104,000
25,000	IMS Health Inc.	520,608	526,500
15,000	Inverness Medical Innovations Inc.†	255,011	622,650
135,000	Johnson & Johnson	5,659,710	8,695,350
18,000	Laboratory Corp. of America Holdings†	1,283,795	1,347,120
80,000	Life Technologies Corp.†	2,096,308	4,178,400
23,701	Mead Johnson Nutrition Co.	739,887	1,035,734
84,000	Medco Health Solutions Inc.†	1,498,069	5,368,440
113,068	Merck & Co. Inc.	2,297,616	4,131,505
10,000	Nobel Biocare Holding AG	285,863	336,217
125,000	Pain Therapeutics Inc.†	1,004,983	670,000
62,500	Patterson Companies Inc.†	1,587,535	1,748,750
214,625	Pfizer Inc.	3,786,245	3,904,029
2,000	Stryker Corp.	65,440	100,740
280,000	Tenet Healthcare Corp.†	1,557,412	1,509,200
60,000	UnitedHealth Group Inc.	1,866,790	1,828,800
70,000	Watson
	Pharmaceuticals Inc.†	2,524,372	2,772,700
34,000	William Demant Holding A/S†	1,594,066	2,570,870
20,000	Wright Medical Group Inc.†	351,052	379,000
3,000	Young Innovations Inc.	78,887	74,340
10,000	Zimmer Holdings Inc.†	503,533	591,100

		53,903,378	74,650,042

	Hotels and Gaming — 1.9%
16,000	Accor SA	867,668	877,331
18,000	Churchill Downs Inc.	689,751	672,300
360,000	Gaylord Entertainment Co.†	9,254,975	7,110,000
20,000	Home Inns & Hotels Management Inc., ADR†	364,435	707,000
18,422	Host Hotels & Resorts Inc.	372,416	214,985
195,000	International Game Technology	5,508,529	3,660,150
60,000	Interval Leisure Group Inc.†	561,535	748,200
2,400,000	Ladbrokes plc	15,976,134	5,330,146
130,000	Las Vegas Sands Corp.†	1,178,528	1,942,200
4,200,000	Mandarin Oriental International Ltd.	8,011,029	6,258,000
260,000	MGM Mirage†	2,365,257	2,371,200
55,000	Orient-Express Hotels Ltd., Cl. A†	1,018,175	557,700
140,000	Pinnacle Entertainment Inc.†	1,483,454	1,257,200
100,000	Starwood Hotels & Resorts Worldwide Inc.	1,960,247	3,657,000
1,000,000	The Hongkong & Shanghai Hotels Ltd.	949,205	1,465,164
199,000	Universal Entertainment Corp.†	4,288,865	2,461,459
20,000	Wyndham Worldwide Corp.	518,059	403,400
15,000	Wynn Resorts Ltd.	389,245	873,450

		55,757,507	40,566,885

	Machinery — 3.0%
150,000	Baldor Electric Co.	4,862,520	4,213,500
140,000	Caterpillar Inc.	927,858	7,978,600
430,000	CNH Global NV†	13,257,448	10,741,400
See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Machinery (Continued)
756,000	Deere & Co.	$6,205,078	$40,892,040
18,524	Mueller Water Products Inc., Cl. A	246,018	96,325

		25,498,922	63,921,865

	Manufactured Housing and Recreational Vehicles — 0.1%
32,000	Cavco Industries Inc.†	605,460	1,149,440
177,000	Coachmen Industries Inc.†	727,519	203,550
31,000	Nobility Homes Inc.†	573,574	323,950
78,000	Skyline Corp.	2,876,019	1,435,200

		4,782,572	3,112,140

	Metals and Mining — 2.6%
5,000	Agnico-Eagle Mines Ltd.	236,238	270,000
190,000	Alcoa Inc.	3,033,295	3,062,800
365,000	Barrick Gold Corp.	6,733,535	14,373,700
89,000	Freeport-McMoRan Copper & Gold Inc.†	2,869,862	7,145,810
100,000	Ivanhoe Mines Ltd.†	775,931	1,461,000
8,000	James River Coal Co.†	58,140	148,240
50,000	Kinross Gold Corp.	359,224	920,000
52,000	New Hope Corp. Ltd.	70,252	219,531
550,000	Newmont Mining Corp.	11,458,987	26,020,500
30,000	Peabody Energy Corp.	1,228,776	1,356,300

		26,824,240	54,977,881

	Publishing — 3.1%
45,000	Belo Corp., Cl. A	327,518	244,800
1,445,062	Il Sole 24 Ore	12,094,962	3,975,334
100,000	Independent News & Media plc†	202,864	18,636
400,000	Media General Inc., Cl. A†	4,511,667	3,136,000
78,000	Meredith Corp.	1,656,139	2,406,300
3,450,000	News Corp., Cl. A	26,916,531	47,230,500
22,000	News Corp., Cl. B	212,046	350,240
15,000	PRIMEDIA Inc.	48,245	54,150
160,000	The E.W. Scripps Co., Cl. A†	1,317,799	1,113,600
230,000	The McGraw-Hill Companies Inc.	2,012,769	7,707,300
50,000	The New York Times Co., Cl. A†	453,477	618,000

		49,754,017	66,854,860

	Real Estate — 0.5%
11,000	Brookfield Asset Management Inc., Cl. A	294,496	243,980
103,000	Griffin Land & Nurseries Inc.	1,479,146	3,000,390
36,000	ProLogis	983,331	492,840
250,000	The St. Joe Co.†	1,870,114	7,222,500

		4,627,087	10,959,710

	Retail — 2.2%
3,000	Aaron’s Inc.	10,351	83,190
60,750	Aaron’s Inc., Cl. A	287,231	1,387,530
250,000	AutoNation Inc.†	2,405,852	4,787,500
13,500	AutoZone Inc.†	1,195,134	2,133,945
236,000	Coldwater Creek Inc.†	1,411,953	1,052,560
127,000	Costco Wholesale Corp.	6,574,176	7,514,590
220,000	CVS Caremark Corp	7,670,315	7,086,200
60,000	HSN Inc.†	555,359	1,211,400
200,000	Macy’s Inc	3,263,628	3,352,000
40,000	Safeway Inc.	1,112,194	851,600
20,000	SUPERVALU Inc	480,108	254,200
250,000	The Great Atlantic & Pacific Tea Co. Inc.†	3,488,683	2,947,500
118,000	The Kroger Co.	693,975	2,422,540
20,000	Ticketmaster Entertainment Inc.†	270,165	244,400
75,000	Wal-Mart Stores Inc.	3,615,615	4,008,750
100,000	Walgreen Co.	3,744,391	3,672,000
75,000	Whole Foods Market Inc.†	2,006,223	2,058,750
200,000	Winn-Dixie Stores Inc.†	3,285,961	2,008,000

		42,071,314	47,076,655

	Specialty Chemicals — 1.3%
17,000	Ashland Inc.	284,580	673,540
200,000	Chemtura Corp.†	4,500	246,000
530,000	Ferro Corp.	7,218,032	4,367,200
110,000	General Chemical Group Inc.†	365,584	1,925
136,000	H.B. Fuller Co.	1,271,302	3,094,000
135,000	International Flavors & Fragrances Inc.	6,153,045	5,553,900
40,000	Material Sciences Corp.†	266,497	70,800
595,000	Omnova Solutions Inc.†	1,662,678	3,647,350
312,000	Sensient Technologies Corp.	6,033,284	8,205,600
70,000	Zep Inc.	732,324	1,212,400

		23,991,826	27,072,715

	Telecommunications — 3.9%
2,000	AboveNet Inc.†	77,550	130,080
145,000	AT&T Inc.	3,508,517	4,064,350
21,224	Brasil Telecom SA, ADR†	671,527	618,255
12,040	Brasil Telecom SA, Cl. C, ADR†	193,844	192,520
62,000	CenturyTel Inc.	890,010	2,245,020
800,000	Cincinnati Bell Inc.†	4,145,080	2,760,000
20,000	Clearwire Corp., Cl. A†	243,872	135,200
345,000	Deutsche Telekom AG, ADR	6,061,331	5,071,500
34,000	France Telecom SA, ADR	658,527	858,160
31,800	Hellenic Telecommunications Organization SA	701,785	469,088
See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
8,500	Hellenic Telecommunications Organization SA, ADR	$90,649	$63,920
280,000	Qwest Communications International Inc.	707,997	1,178,800
700,000	Sprint Nextel Corp.†	2,506,765	2,562,000
75,403	Tele Norte Leste Participacoes SA, ADR	1,001,480	1,615,132
3,200,000	Telecom Italia SpA	1,795,071	4,991,040
200,000	Telecom Italia SpA, ADR	1,395,966	3,086,000
94,000	Telefonica SA, ADR	3,341,710	7,850,880
40,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	101,330	663,200
590,000	Telephone & Data Systems Inc.	12,260,483	20,012,800
500,000	Telephone & Data Systems Inc., Special	10,167,087	15,100,000
40,000	Telmex Internacional SAB de CV, ADR	70,416	710,000
30,000	tw telecom inc.†	533,467	514,200
237,000	Verizon Communications Inc.	7,548,389	7,851,810

		58,672,853	82,743,955

	Transportation — 0.5%
255,000	AMR Corp.†	2,434,832	1,971,150
5,000	Burlington Northern Santa Fe Corp.	490,743	493,100
280,000	GATX Corp.	6,764,603	8,050,000
4,000	Kansas City Southern†	7,317	133,160
30,000	Providence and Worcester Railroad Co.	498,774	322,500

		10,196,269	10,969,910

	Wireless Communications — 0.9%
95,000	America Movil SAB de CV, Cl. L, ADR	593,308	4,463,100
5,000	Millicom International Cellular SA	366,975	368,850
2,700	NTT DoCoMo Inc.	3,867,175	3,757,127
72,000	Price Communications Corp., Escrow† (a)	0	0
13,001	Tim Participacoes SA, ADR	157,722	386,260
185,000	United States Cellular Corp.†	8,925,694	7,845,850
28,000	Vimpel-Communications, ADR	365,232	520,520
47	Vivo Participacoes SA	656	1,458
22,509	Vivo Participacoes SA, ADR	707,445	697,779
1,043	Vivo Participacoes SA, Preference	65,964	32,638
4,375	Vodafone Group plc, ADR	43,962	101,019

		15,094,133	18,174,601

	TOTAL COMMON STOCKS	1,252,500,590	2,126,863,070

	RIGHTS — 0.0%
	Telecommunications — 0.0%
20,000	Clearwire Corp., expire 06/21/10†	0	8,000

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	411,720	2,224

	Broadcasting — 0.0%
2,109	Granite Broadcasting Corp., Ser. A, expire 06/04/12†(a)	0	2
2,109	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	2

		0	4

	Energy and Utilities — 0.0%
11,313	Mirant Corp., Ser. A, expire 01/03/11†	149,058	5,430

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd, expire 06/16/14† (b)	298,980	440,000

	TOTAL WARRANTS	859,758	447,658

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Automotive: Parts and Accessories — 0.0%
$1,000,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11	967,157	991,250

	U.S. GOVERNMENT OBLIGATIONS — 0.4%
	U.S. Treasury Bills — 0.3%
6,375,000	U.S. Treasury Bills, 0.120% to 0.150%††, 05/20/10 to 06/03/10	6,371,285	6,371,139

See accompanying notes to financial statements.

The Gabelli Asset Fund
Schedule of Investments (Continued) — December 31, 2009

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS (Continued)
	U.S. Treasury Cash Management Bills — 0.1%
$1,330,000	U.S. Treasury Cash Management Bill, 0.135%††, 06/10/10	$1,329,202	$1,329,003

	TOTAL U.S. GOVERNMENT OBLIGATIONS	7,700,487	7,700,142

	TOTAL INVESTMENTS — 100.0%	$1,262,027,992	2,136,010,120

	Other Assets and Liabilities (Net) — 0.0%		182,405

	NET ASSETS — 100.0%		$2,136,192,525

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $270,181 or 0.01% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of the Rule 144A security amounted to $440,000 or 0.02% of net assets.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

GDR	Global Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Asset Fund
Statement of Assets and
Liabilities December 31, 2009

Assets:
Investments, at value (cost $1,262,027,992)	$2,136,010,120
Foreign currency, at value (cost $7,351)	7,369
Cash	2,363
Receivable for investments sold	4,969,152
Receivable for Fund shares sold	2,927,389
Dividends and interest receivable	2,580,030
Prepaid expenses	112,242

Total Assets	2,146,608,665

Liabilities:
Payable for Fund shares redeemed	3,660,601
Payable for investments purchased	3,630,329
Payable for investment advisory fees	1,812,751
Payable for distribution fees	457,819
Payable for accounting fees	11,250
Other accrued expenses	843,390

Total Liabilities	10,416,140

Net Assets applicable to 53,129,841 shares outstanding	$2,136,192,525

Net Assets Consist of:
Paid-in capital	$1,300,010,808
Accumulated distributions in excess of net investment income	(711,099)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(37,091,663)
Net unrealized appreciation on investments	873,982,128
Net unrealized appreciation on foreign currency translations	2,351

Net Assets	$2,136,192,525

Shares of Beneficial Interest:
Class AAA:
Net Asset Value, offering, and redemption price per share ($2,107,979,257 ÷ 52,420,988 shares outstanding, at $0.01 par value; unlimited number of shares authorized)	$40.21

Class A:
Net Asset Value and redemption price per share ($13,215,977 ÷ 330,336 shares outstanding, at $0.01 par value; unlimited number of shares authorized)	$40.01

Maximum offering price per share (NAV ÷0.9425 based on maximum sales charge of 5.75% of the offering price)	$42.45

Class B:
Net Asset Value and offering price per share ($1,298 ÷ 33.25 shares outstanding, at $0.01 par value; unlimited number of shares authorized)	$39.04	(a)

Class C:
Net Asset Value and offering price per share ($8,916,134 ÷ 227,153 shares outstanding, at $0.01 par value; unlimited number of shares authorized)	$39.25	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($6,079,859 ÷ 151,331 shares outstanding, at $0.01 par value; unlimited number of shares authorized)	$40.18

(a)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $1,003,537)	$38,827,887
Interest	208,856

Total Investment Income	39,036,743

Expenses:
Investment advisory fees	18,274,367
Distribution fees — Class AAA	4,508,926
Distribution fees — Class A	31,459
Distribution fees — Class B	32
Distribution fees — Class C	71,444
Shareholder services fees	1,456,484
Shareholder communications expenses	510,672
Custodian fees	284,588
Trustees’ fees	86,788
Registration expenses	77,165
Legal and audit fees	62,263
Accounting fees	45,000
Interest expense	27,523
Tax expense	125
Miscellaneous expenses	194,044

Total Expenses	25,630,880

Less:
Advisory fee reduction on unsupervised assets (Note 4)	(2,350)

Net Expenses	25,628,530

Net Investment Income	13,408,213

Net Realized and Unrealized Gain/(Loss) on
Investments, Swap Contracts, and
Foreign Currency:
Net realized loss on investments	(20,528,231)
Net realized gain on swap contracts	207,173
Net realized gain on foreign currency transactions	49,309

Net realized loss on investments, swap contracts, and foreign currency transactions	(20,271,749)

Net change in unrealized appreciation/ depreciation:
on investments	511,762,380
on swap contracts	(37,028)
on foreign currency translations	1,108

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	511,726,460

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	491,454,711

Net Increase in Net Assets Resulting from Operations	$504,862,924

See accompanying notes to financial statements.

The Gabelli Asset Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$13,408,213	$12,865,717
Net realized loss on investments, swap contracts, and foreign currency transactions	(20,271,749)	(9,196,981)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	511,726,460	(1,114,761,217)

Net Increase/(Decrease) in Net Assets Resulting from Operations	504,862,924	(1,111,092,481)

Distributions to Shareholders:
Net investment income
Class AAA	(14,237,747)	(12,624,952)
Class A	(86,472)	(93,361)
Class B	—	(28)
Class C	(10,336)	—
Class I	(43,171)	(40,731)

	(14,377,726)	(12,759,072)

Net realized gain
Class AAA	—	(1,719,559)
Class A	—	(11,588)
Class B	—	(4)
Class C	—	(6,547)
Class I	—	(3,722)

	—	(1,741,420)

Total Distributions to Shareholders	(14,377,726)	(14,500,492)

Shares of Beneficial Interest Transactions:
Class AAA	(97,642,183)	(118,093,644)
Class A	(1,797,851)	5,429,555
Class B	(3,371)	2,680
Class C	575,456	1,995,872
Class I	1,172,152	5,560,927

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(97,695,797)	(105,104,610)

Redemption Fees	8,063	49,931

Net Increase/(Decrease) in Net Assets	392,797,464	(1,230,647,652)

Net Assets:
Beginning of period	1,743,395,061	2,974,042,713

End of period (including undistributed net investment income of $0 and $13,149, respectively)	$2,136,192,525	$1,743,395,061

See accompanying notes to financial statements.

The Gabelli Asset Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

												Ratios to Average Net Assets/
		Income from Investment Operations			Distributions							Supplemental Data
			Net
	Net Asset	Net	Realized and	Total		Net			Net Asset		Net Assets	Net
Period	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment		Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income	Operating	Turnover
December 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)	Expenses	Rate††
Class AAA
2009	$31.01	$0.25	$9.22	$9.47	$(0.27)	—	$(0.27)	$0.00	$40.21	30.5%	$2,107,979	0.74%	1.40%	7%
2008	49.81	0.22	(18.76)	(18.54)	(0.23)	$(0.03)	(0.26)	0.00	31.01	(37.2)	1,721,697	0.52	1.38	14
2007	47.38	0.16	5.46	5.62	(0.15)	(3.04)	(3.19)	0.00	49.81	11.8	2,953,454	0.31	1.36	9
2006	41.13	0.30	8.70	9.00	(0.31)	(2.44)	(2.75)	0.00	47.38	21.8	2,516,088	0.67	1.36	7
2005	41.45	0.12	1.73	1.85	(0.12)	(2.05)	(2.17)	0.00	41.13	4.4	2,246,439	0.29	1.37	6
Class A
2009	$30.85	$0.25	$9.17	$9.42	$(0.26)	—	$(0.26)	$(0.00)	$40.01	30.5%	$13,216	0.75%	1.40%	7%
2008	49.59	0.23	(18.69)	(18.46)	(0.25)	$(0.03)	(0.28)	0.00	30.85	(37.2)	11,522	0.55	1.38	14
2007	47.21	0.16	5.44	5.60	(0.18)	(3.04)	(3.22)	0.00	49.59	11.8	12,497	0.30	1.36	9
2006	41.01	0.32	8.66	8.98	(0.34)	(2.44)	(2.78)	0.00	47.21	21.9	4,806	0.71	1.35	7
2005	41.39	0.10	1.74	1.84	(0.17)	(2.05)	(2.22)	0.00	41.01	4.4	1,991	0.23	1.38	6
Class B
2009	$30.14	$0.02	$8.88	$8.90	—	—	—	$(0.00)	$39.04	29.5%	$2	0.08%	2.15%	7%
2008	48.80	(0.12)	(18.29)	(18.41)	$(0.22)	$(0.03)	$(0.25)	0.00	30.14	(37.7)	4	(0.32)	2.13	14
2007	46.72	(0.26)	5.38	5.12	—	(3.04)	(3.04)	0.00	48.80	10.9	2	(0.52)	2.11	9
2006	40.64	0.18	8.34	8.52	—	(2.44)	(2.44)	0.00	46.72	20.9	1	0.41	2.11	7
2005	41.16	(0.17)	1.70	1.53	—	(2.05)	(2.05)	0.00	40.64	3.7	1	(0.41)	2.02	6
Class C
2009	$30.31	$(0.01)	$9.00	$8.99	$(0.05)	—	$(0.05)	$0.00	$39.25	29.6%	$8,916	(0.03)%	2.15%	7%
2008	48.68	(0.09)	(18.25)	(18.34)	—	$(0.03)	(0.03)	0.00	30.31	(37.7)	6,419	(0.21)	2.13	14
2007	46.58	(0.24)	5.38	5.14	—	(3.04)	(3.04)	0.00	48.68	11.0	8,090	(0.47)	2.11	9
2006	40.54	(0.03)	8.54	8.51	(0.03)	(2.44)	(2.47)	0.00	46.58	20.9	3,348	(0.07)	2.11	7
2005	41.14	(0.20)	1.71	1.51	(0.06)	(2.05)	(2.11)	0.00	40.54	3.6	2,261	(0.49)	2.13	6
Class I
2009	$30.97	$0.33	$9.24	$9.57	$(0.36)	—	$(0.36)	$(0.00)	$40.18	30.9%	$6,080	0.99%	1.15%	7%
2008 (c)	47.26	0.33	(16.25)	(15.92)	(0.34)	$(0.03)	(0.37)	0.00	30.97	(33.6)	3,753	0.84 (d)	1.13 (d)	14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2005 would have been 9%. The portfolio turnover rate for the years ended 2007 and 2006 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(d)	Annualized.
See accompanying notes to financial statements.

The Gabelli Asset Fund
Notes to Financial Statements
1. Organization. The Gabelli Asset Fund (the “Fund”) was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$26,445,920	$200,607	—	$26,646,527
Energy and Utilities	180,304,384	—	$0	180,304,384
Entertainment	87,611,157	—	270,177	87,881,334
Equipment and Supplies	147,163,548	—	0	147,163,548
Wireless Communications	18,174,601	—	0	18,174,601
Other Industries(a)	1,666,692,676	—	—	1,666,692,676

Total Common Stocks	2,126,392,286	200,607	270,177	2,126,863,070

Rights(a)	8,000	—	—	8,000
Warrants(a)	447,654	4	—	447,658
Convertible Corporate Bonds	—	991,250	—	991,250
U.S. Government Obligations	—	7,700,142	—	7,700,142

TOTAL INVESTMENTS IN SECURITIES	$2,126,847,940	$8,892,003	$270,177	$2,136,010,120

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$33,000	$—	$—	$—	$—	$(33,000)	$0	$—
Entertainment	269,777	—	—	400	—	—	270,177	400
Equipment and Supplies	0	—	—	—	—	—	0	—
Wireless Communications	0	—	—	—	—	—	0	—

Total Common Stocks	302,777	—	—	400	—	(33,000)	270,177	400

TOTAL INVESTMENTS IN SECURITIES	$302,777	$—	$—	$400	$—	$(33,000)	$270,177	$400

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. The Fund held an equity contract for difference swap through September 14, 2009, with an average notional amount of approximately $378,277. At December 31, 2009, there were no open contract for difference swap agreements.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of capital gain from swaps and real estate investment trusts. These reclassifications have no impact on the NAV of the Fund, including the Fund’s use of the tax accounting practice known as equalization, the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for federal income tax purposes. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $245,265 and increase accumulated net realized loss on investments and foreign currency transactions by $274,262, with an offsetting adjustment to additional paid in capital.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$14,377,726	$12,047,652
Net long-term capital gains	—	2,452,840

Total distributions paid	$14,377,726	$14,500,492

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(19,021,792)
Undistributed ordinary income	3,841
Net unrealized appreciation on investments and foreign currency translations	855,199,668

Total	$836,181,717

At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $19,021,792, which are available to reduce future required distributions of net capital gains to shareholders through 2017.
At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in real estate investment trusts and partnerships, and mark-to-market adjustments on passive foreign investment companies.
The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,280,812,803	$974,675,283	$(119,477,966)	$855,197,317
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any interest or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31,

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of each committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $2,350.
5. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $122,900,442 and $226,645,059, respectively.
7. Transactions with Affiliates. During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $396,458 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it retained $13,287 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
8. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2009, there were no borrowings outstanding under the line of credit.
The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2009 was $2,323,838 with a weighted average interest rate of 1.13%. The maximum amount borrowed at any time during the year ended December 31, 2009 was $20,080,000.
9. Shares of Beneficial Interest. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from Gabelli & Company, through selected broker/dealers, or the transfer agent. Class I Shares are offered to foundations, endowments, institutions, and employee benefit plans without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase.The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended December 31, 2009 and December 31, 2008 amounted to $8,063 and $49,931, respectively.
The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008**
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	5,388,661	$175,211,225	8,396,760	$359,692,511
Shares issued upon reinvestment of distributions	329,931	13,406,277	453,871	13,467,980
Shares redeemed	(8,817,130)	(286,259,685)	(12,625,050)	(491,254,135)

Net decrease	(3,098,538)	$(97,642,183)	(3,774,419)	$(118,093,644)

Class A
Shares sold	116,658	$3,722,287	251,525	$10,434,722
Shares issued upon reinvestment of distributions	1,973	79,782	3,306	97,291
Shares redeemed	(161,783)	(5,599,920)	(133,361)	(5,102,458)

Net increase/(decrease)	(43,152)	$(1,797,851)	121,470	$5,429,555

Class B
Shares sold	—	—	94	$2,672
Shares issued upon reinvestment of distributions	—	—	0 *	8
Shares redeemed	(94)	$(3,371)	—	—

Net increase/(decrease)	(94)	$(3,371)	94	$2,680

Class C
Shares sold	64,656	$2,148,943	96,862	$3,893,254
Shares issued upon reinvestment of distributions	242	9,591	217	6,275
Shares redeemed	(49,492)	(1,583,078)	(51,513)	(1,903,657)

Net increase	15,406	$575,456	45,566	$1,995,872

Class I
Shares sold	46,600	$1,741,461	129,107	$5,914,864
Shares issued upon reinvestment of distributions	1,063	43,170	1,501	44,454
Shares redeemed	(17,515)	(612,479)	(9,425)	(398,391)

Net increase	30,148	$1,172,152	121,183	$5,560,927

*	Share rounded to less than 1.0 shares.

**	From the commencement of offering Class I Shares on January 11, 2008.
10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Gabelli Asset Fund
Notes to Financial Statements (Continued)
11. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
12. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
The Gabelli Asset Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

The Gabelli Asset Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:
Mario J. Gabelli Trustee and Chairman Age: 67	Since 1986	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Trustee Age: 65	Since 1999	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 74	Since 1989	34	President of the law firm of Anthony J. Colavita P.C.	—

James P. Conn Trustee Age: 71	Since 1992	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998) (insurance holding company)	—

Kuni Nakamura Trustee Age: 41	Since 2009	9	President of Advanced Polymer, Inc.	—

Anthony R. Pustorino Trustee Age: 84	Since 1986	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Werner J. Roeder, MD Trustee Age: 69	Since 2001	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Trustee Age: 75	1986-1989 1992-present	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 64	1986-1996 2000-present	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology); Director of Trans-Lux Corporation (business services)

The Gabelli Asset Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President and Secretary Age: 58	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2009 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended December 31, 2009, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.273, $0.263, $0.045, and $0.359 per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2009, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during 2009 which was derived from U.S. Treasury securities was 0.07%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2009. The percentage of U.S. Government securities held as of December 31, 2009 was 0.36%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the GAMCO Westwood Funds.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE

Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE

Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
SMALL CAP VALUE

Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH

GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH

GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP

GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME

Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY

GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Team Managed
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages,organic living,and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR

GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Team Managed
MERGER AND ARBITRAGE

Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN

GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Manager: Martin Weiner, CFA
FIXED INCOME

GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Gabelli Asset Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Trustees

Mario J. Gabelli, CFA	Anthony R. Pustorino
Chairman and Chief	Certified Public Accountant,
Executive Officer	Professor Emeritus
GAMCO Investors, Inc.	Pace University

Anthony J. Colavita	Werner J. Roeder, MD
President	Medical Director
Anthony J. Colavita, P.C.	Lawrence Hospital

James P. Conn	Anthonie C. van Ekris
Former Chief Investment Officer	Chairman
Financial Security Assurance	BALMAC International, Inc.
Holdings Ltd.
Salvatore J. Zizza
John D. Gabelli	Chairman
Senior Vice President	Zizza & Co., Ltd.
Gabelli & Company, Inc.

Kuni Nakamura
President
Advanced Polymer, Inc.
Officers

Bruce N. Alpert	Peter D. Goldstein
President and Secretary	Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q409SR
* * * *
The Gabelli Asset Fund
Morningstar® rated The Gabelli Asset Fund Class AAA Shares 4 stars overall and 4 stars for the three and five year periods and 3 stars for the ten year period ended December 31, 2009 among 369, 369, 303, and 152 Mid-Cap Blend funds, respectively.
ANNUAL REPORT
DECEMBER 31, 2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,500 for 2008 and $43,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 for 2008 and $4,000 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/8/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 3/8/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/10

*	Print the name and title of each signing officer under his or her signature.